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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                     SECTION 1350 OF CHAPTER 63 OF 18 U.S.C.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Applied Molecular Evolution, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence E. Bloch, M.D., J.D., Chief Financial Officer of the Company, certify pursuant to Section 1350 of Chapter 63 of 18 U.S.C., as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lawrence E. Bloch, M.D., J.D.
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Lawrence E. Bloch, M.D., J.D.
Chief Financial Officer
November 4, 2003